Securities Act File No. 33-13133
                    Investment Company Act File No. 811-5098

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/


                         Post-Effective Amendment No.  32
                                                      ----

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/

                                Amendment No.  34
                                              ----


                        (Check appropriate box or boxes)

                           ALBEMARLE INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                            1272 Hendersonville Road
                               Asheville, NC 28813
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (828) 274-1542

                                  John B. Kuhns
                          Boys, Arnold & Company, Inc.
                            1272 Hendersonville Road
                               Asheville, NC 28813
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Dawn R. Garvin
                         Integrated Fund Services, Inc.
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective:


/ /  immediately upon filing pursuant to Rule 485(b)
/X/  on December 31, 2001 pursuant to Rule 485(b)
/ /  60 days after filing pursuant to Rule 485(a)
/ /  on (date) pursuant to Rule 485(a)

                                  {COVER PAGE}

                                                          Cusip Number 012688701
                                                             NASDAQ Symbol NCTFX

                                     (Logo)

                               THE NORTH CAROLINA
                               TAX FREE BOND FUND

                                 A NO-LOAD FUND


                                   Prospectus
                                 January 1, 2002


                               Investment Advisor
                          Boys, Arnold & Company, Inc.

                                     (logo)

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      THE NORTH CAROLINA TAX FREE BOND FUND
                                 A NO-LOAD FUND

The investment objectives of The North Carolina Tax Free Bond Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital and to protect the value of the portfolio against the effects of inflation.

                               INVESTMENT ADVISOR
                          Boys, Arnold & Company, Inc.

                                TABLE OF CONTENTS


Risk/Return Summary ........................................................   3
Costs and Expenses .........................................................   6
How to Purchase Shares .....................................................   7
How to Redeem Shares .......................................................   8
How Net Asset Value is Determined ..........................................  11
Management of the Fund .....................................................  11
Additional Investment Information ..........................................  12
Dividend and Capital Gain Distributions ....................................  13
Tax Status .................................................................  14
Financial Highlights .......................................................  15
Privacy Policy .............................................................  16
Application ................................................................

RISK/RETURN SUMMARY

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital and to protect the value of the portfolio against the effects of inflation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The Fund invests primarily (i.e., at least 80% of its net assets) under normal conditions in municipal bonds, the interest on which is exempt from federal income taxes and from the personal income taxes of North Carolina and not subject to the alternative minimum tax. This policy is fundamental and may not be changed without a vote of the holders of the majority of the Fund's outstanding voting securities. These obligations are issued primarily by the state of North Carolina, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The Fund may also invest in notes and other debt instruments the interest of which is exempt from federal income taxes and from the personal income taxes of North Carolina and not subject to the alternative minimum tax.

Generally, the Fund invests in securities rated in the 3 highest grades used by the recognized rating agencies or are unrated municipal securities that the Advisor determines are of comparable quality. Under normal conditions, the Fund's average maturity is expected to be 7 to 15 years.

The Fund may also invest up to one-third of its assets in tax-exempt securities that are rated BBB by Standard & Poor's Ratings Services ("S&P") or are rated Baa by Moody's Investors Service, Inc. ("Moody's") or of equivalent rating by any other nationally recognized statistical rating organization.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The net asset value, or NAV, of the shares of the Fund will change as the general levels of interest rates fluctuate. When interest rates rise, the value of the Fund's portfolio can be expected to decline. There is also the risk that the issuer of a bond may not be able to make interest and principal payments when due.

Because the Fund invests primarily in bonds from the State of North Carolina, it is particularly sensitive to political and economic factors that negatively affect North Carolina. In addition, there is the risk that substantial changes in federal income tax law could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. If the Fund concentrates in a particular segment of the bond market, economic or political factors affecting one bond in that segment may affect other bonds within the same segment. These

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

factors may cause greater fluctuations in the Fund's value and may make the Fund more susceptible to any single risk.

The Fund's investment in securities rated BBB by S&P or Baa by Moody's or comparable unrated securities have speculative characteristics, and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

The Fund is not intended to be a complete investment program and you could lose money by investing in the Fund.

IS THIS FUND FOR YOU?

The Fund may be appropriate for you if you seek:

     -Monthly tax free dividends;
     -To reduce taxes on investment income;
     -To preserve investment capital over time.

The Fund is not right for you if you seek to:

     -Invest through a 401(k)plan;
     -Invest through an IRA;
     -Pursue long-term growth.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year since the Fund's inception and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

{bar chart}


-3.99%       15.87%       3.78%       8.03%       6.21%       -4.28%      11.78%

1994         1995         1996        1997        1998        1999        2000

During the period shown in the bar chart, the highest return for a quarter was 6.47% during the quarter ended March 31, 1995, and the lowest return for a quarter was -3.44% during the quarter ended March 31, 1994.

The year-to-date return through September 30, 2001 is 4.95%.

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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                                                               Since Inception
                                     One Year    Five Years   (January 13, 1993)
                                     --------    ----------   ------------------

The North Carolina Tax Free
 Bond Fund                            11.78%        4.96%            5.57%
Lehman Brothers Municipal
Bond Index*                           11.68%        5.84%            6.59%
Lehman Brothers 15-year
Municipal Bond Index**                 4.92%        5.00%            7.03%
Lipper Average North Carolina
Municipal Debt Funds***               11.21%        4.62%            5.49%


* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of tax-exempt bonds.

** The Lehman Brothers 15-year Municipal Bond Index is an unmanaged index generally representative of 15-year general obligation tax-exempt bonds.

*** The Lipper Average North Carolina Municipal Debt Funds is an average of 40 North Carolina municipal debt funds tracked by Lipper Analytical Services, Inc.

COSTS AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment) .....        NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Management Fee .................................................        0.35%
Shareholder Servicing Fees .....................................        0.25%
Other Expenses .................................................        0.72%
                                                                        ----
Total Annual Fund Operating Expenses ...........................        1.32%(1)
                                                                        ====


(1) The Advisor has voluntarily agreed to waive all or a portion of its fee and to reimburse certain expenses of the Fund necessary to limit total operating expenses to 0.85% of the Fund's average net assets. The Advisor reserves the right to terminate this waiver or any reimbursement at any time in the Advisor's sole discretion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 years           $  134
                            3 years              418
                            5 years              723
                            10 years           1,590

HOW TO PURCHASE SHARES


There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening accounts from the Fund's transfer agent, Integrated Fund Services, Inc. ("Integrated"), by calling 1-800-841-0987, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.


Your investment will purchase shares at the Fund's NAV next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received by Integrated, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading of the New York Stock Exchange, your order will purchase shares at the NAV determined on the next business day. Investors who purchase shares of the Fund by check may not receive redemption proceeds until there is reasonable belief that the check cleared, which may take up to 15 calendar days after the purchase date. The Fund will only accept a check where the Fund, or the Trust, is the payee. The Fund and Integrated each reserve the right to reject any purchase order in whole or in part.


You should be aware that the Fund's account application contains provisions in favor of the Fund, Integrated and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares were cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or Integrated in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The North Carolina Tax Free Bond Fund, to:

     The North Carolina Tax Free Bond Fund
     c/o Shareholder Services
     P.O. Box 5354
     Cincinnati, Ohio 45201-5354


BANK WIRE  ORDERS.  You may invest  directly  by bank wire.  To  establish a new account or add to an existing account by wire, please call the Fund at 1-800-841-0987 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please contact Integrated (nationwide call toll-free 800-841-0987) for instructions.


It is important that the wire contain all the information listed above and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-841-0987 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular bimonthly, monthly, quarterly or annual investments in shares through automatic charges to your checking account. With your authorization and bank approval, Integrated will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the 25th day of the month. You may change the amount of the investment or discontinue the plan at any time by writing to Integrated.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by Integrated prior to 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, and not due to market fluctuations) upon 30 days' written notice. If the shareholder brings his or her account value up to $1,000 or more during the notice period, the account will not be redeemed.


If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-841-0987 or write to the Fund at the address shown under "Regular Mail Redemptions".

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The North Carolina Tax Free Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:


1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact name(s) in which they are registered;


2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts guardianships, custodianships, corporations, partnerships, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay, which may take up to 15 days, if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank. There is a $5,000 minimum amount for proceeds sent by bank wire. Unless you change your redemption instructions, as described below, redemption proceeds will only be sent to the bank account or authorized person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter, signed by all account owners, including your new redemption instructions and signature guarantee (see "SIGNATURE GUARANTEES") with the Fund.


TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if the shareholder has selected this option on their account application.


The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax # 513-362-8316). The confirmation instructions must include:

1)   Shareholder name and account number;
2)   Number of shares or dollar amount to be redeemed;
3)   Instructions for transmittal of redemption proceeds to the shareholder; and
4) Shareholder signature as it appears on the application then on file with the Fund.

The NAV used in processing the redemption will be the NAV next determined after the telephone request is received. You may choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank. There is a $5,000 minimum amount for proceeds sent by bank wire. Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Unless you change your redemption instructions, as described below, proceeds will only be sent to the bank account or authorized person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter, signed by all account owners, including your new redemption instructions and signature guarantee (See "SIGNATURE GUARANTEES") to the Fund. The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so.


If your instructions request a redemption by wire, you will be charged a processing fee, which is currently $8. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-841-0987. Redemption proceeds will only be sent to the bank account or authorized person named on your Account Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund or Integrated, or both, will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if the Fund and/or Integrated do not follow such procedures, they may be liable for any losses due to fraudulent or unauthorized instructions.


SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) requests to establish or change redemption services other than through your initial account application and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


AUTOMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price, you may establish an Automatic Withdrawal Plan to receive a monthly, quarterly or annual check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED


The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange, generally 4:00 p.m., Eastern time. NAV per share is determined by dividing the total value of all Fund securities, valued at market value, and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.


Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, at the last quoted bid price. Municipal obligations will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, municipal obligations may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND

ADVISOR. Subject to the authority of the Board of Trustees, Boys, Arnold & Company, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor was founded in 1977 as the G. Waring Boys Company.  In 1983,  Thomas
C. Arnold joined the firm, and in 1989, the name was changed to Boys, Arnold & Company. In addition to acting as Advisor to the Fund, the Advisor manages balanced, equity and fixed income portfolios for a limited number of retirement plan sponsors, non-profit organizations and high-net worth individuals. The Advisor's address is 1272 Hendersonville Road, Asheville, North Carolina 28813.

The Advisor is controlled by an Employee Stock Ownership Plan maintained by the Advisor for the benefit of its employees (the "ESOP"). The Trustees of the ESOP are Thomas C. Arnold, John B. Kuhns and Jon L. Vannice. Mr. Kuhns serves as the President of the Trust and Mr. Vannice is a Trustee and Vice President of the Trust.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 0.35% of the average daily net assets of the Fund. The Advisor may periodically voluntarily waive or reduce its advisory fee and reimburse expenses of the Fund in order to limit the Fund's total operating expenses to 0.85% per annum of its average daily net assets. The Advisor reserves the right to terminate this waiver or any reimbursement at any time in the Advisor's sole discretion.


The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected, subject to the brokerage policies established by the Trustees.

Jon L. Vannice and John B. Kuhns are primarily responsible for managing the portfolio of the Fund. Mr. Vannice is President and Chief Operations Officer of the Advisor and has been with the firm since 1992. Prior to joining the Advisor, Mr. Vannice spent nine years in trust and investment management, in both private investment counsel and national bank settings. Mr. Kuhns is Senior Vice President of the Advisor and has been with the firm since 1987. Prior to joining the Advisor, Mr. Kuhns was Vice President and Director of a closely held investment company and was President of his own portfolio management firm.

ADDITIONAL INVESTMENT INFORMATION

The Fund invests primarily in:


(a) Tax-exempt securities which are rated AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or are rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or are of equivalent rating by any of the nationally recognized statistical rating organizations or are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings; and


(b) Notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's.

Although the Fund normally invests all of its assets in obligations exempt from federal and North Carolina state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Fund will invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of North Carolina.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's or is unrated but is considered to have essentially the same characteristics and qualities as commercial paper having such ratings, obligations of banks with $1 billion of assets including certificates of deposit, bankers' acceptances and repurchase agreements, securities of other investment companies, and cash.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

The Fund may purchase municipal obligations, the interest on which may be subject to the alternative minimum tax for purposes of this Prospectus, the interest thereon is nonetheless considered to be tax-exempt.

With respect to those municipal obligations that are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

For additional information about municipal obligations, see the Statement of Additional Information.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

Each month the Fund distributes a dividend substantially equal to all the net investment income of the Fund. The Fund's net investment income consists of non-capital gain income, less expenses. The Fund will declare one or more long-term capital gain distributions to the shareholders of the Fund during the calendar year if the Fund's profits from the sale of securities held for longer than the applicable period exceed losses from these transactions together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). If the Fund realizes net short-term capital gains, they will also be distributed at that time. You may elect to receive dividends and capital gain distributions in either cash or additional shares. The Fund expects that its distributions will consist primarily of investment income.

TAX STATUS

Because the Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, referred to as the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund, including capital gains from the sale of securities, will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund. An investment in the Fund by a corporate shareholder would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.


A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income taxes as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction). A shareholder may be subject to a 30% backup withholding on reportable dividend and redemption payments if a certified taxpayer identification number is not on file with the Fund, if the Internal Revenue Service notifies the Fund to implement backup withholding from the shareholder, or if to the Fund's knowledge, an incorrect number has been furnished. An individual taxpayer's identification number is his or her social security number.


Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

Under existing North Carolina tax laws, as long as the Fund qualifies as a "regulated investment company" under the Code, and provided the Fund is invested in obligations the interest on which would be exempt from North Carolina personal income taxes if held directly by an individual shareholder (such as obligations of North Carolina or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received from the

Fund that represent interest received by the Fund on such obligations will be exempt from North Carolina personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from North Carolina personal income tax. In North Carolina, dividends that are directly attributable to interest on obligations of the U.S. Government or to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued prior to July 1, 1995 are not considered ordinary income for North Carolina income tax reporting.

Capital gains or losses realized from a redemption of shares of the Fund by a North Carolina resident will be taxable for North Carolina personal income tax purposes. Interest on indebtedness incurred, directly or indirectly, by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for North Carolina income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                      THE NORTH CAROLINA TAX FREE BOND FUND
                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                    Year Ended August 31,
                                                                 ------------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 --------     --------     --------     --------     --------
NET ASSET VALUE AT BEGINNING OF YEAR                             $  10.59     $  10.43     $  11.11     $  10.63     $  10.32
                                                                 --------     --------     --------     --------     --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income                                           0.46         0.46         0.44         0.45         0.47
     Net realized and unrealized gains (losses) on investments       0.49         0.17        (0.58)        0.48         0.31
                                                                 --------     --------     --------     --------     --------
          TOTAL FROM INVESTMENT OPERATIONS                           0.95         0.63        (0.14)        0.93         0.78
                                                                 --------     --------     --------     --------     --------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                     (0.46)       (0.46)       (0.44)       (0.45)       (0.47)
     From net realized gains from security transactions                --        (0.01)       (0.10)          --           --
                                                                 --------     --------     --------     --------     --------
          TOTAL DISTRIBUTIONS                                       (0.46)       (0.47)       (0.54)       (0.45)       (0.47)
                                                                 --------     --------     --------     --------     --------

NET ASSET VALUE AT END OF YEAR                                   $  11.08     $  10.59     $  10.43     $  11.11     $  10.63
                                                                 ========     ========     ========     ========     ========

TOTAL RETURN                                                         9.12%        6.30%       (1.36%)       8.92%        7.71%
                                                                 ========     ========     ========     ========     ========

NET ASSETS AT END OF YEAR (000's)                                $ 15,206     $ 13,968     $ 13,908     $ 12,436     $  9,954
                                                                 ========     ========     ========     ========     ========

RATIO OF EXPENSES TO AVERAGE NET ASSETS
     Before expense reimbursements and waived fees                   1.32%        1.36%        1.41%        1.42%        1.68%
     After expense reimbursements and waived fees                    0.85%        0.85%        0.85%        0.83%        0.85%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                 4.22%        4.50%        4.08%        4.15%        4.49%

PORTFOLIO TURNOVER RATE                                                 1%          19%           5%          36%          20%

[Back Cover]

THE NORTH CAROLINA TAX FREE BOND FUND

INVESTMENT ADVISOR
Boys, Arnold & Company, Inc.
1272 Hendersonville Rd
Post Office Drawer 5255
Asheville, North Carolina 28813


TRANSFER AGENT
Integrated Fund Services, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202
1-800-841-0987


CUSTODIAN
The Fifth Third Bank
38 Fountain Square
Cincinnati, Ohio 45263

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza, N.E.
Dayton, Ohio 45402

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-841-0987.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-5098

                       STATEMENT OF ADDITIONAL INFORMATION

                      THE NORTH CAROLINA TAX FREE BOND FUND


                                 January 1, 2002


                                   A series of
                           ALBEMARLE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                            Telephone 1-800-841-0987

                                TABLE OF CONTENTS
                                -----------------


DESCRIPTION OF THE TRUST ...................................................   2
INVESTMENT OBJECTIVES AND POLICIES .........................................   2
INVESTMENT LIMITATIONS .....................................................  10
TRUSTEES AND OFFICERS ......................................................  11
INVESTMENT ADVISOR .........................................................  13
BROKERAGE ..................................................................  14
ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT ..........................  16
SHAREHOLDER SERVICING PLAN .................................................  17
OTHER SERVICES .............................................................  17
SPECIAL SHAREHOLDER SERVICES ...............................................  17
PURCHASE OF SHARES .........................................................  19
REDEMPTION OF SHARES .......................................................  20
NET ASSET VALUE DETERMINATION ..............................................  20
ADDITIONAL TAX INFORMATION .................................................  20
CALCULATION OF PERFORMANCE DATA ............................................  24
FINANCIAL STATEMENTS AND REPORTS ...........................................  27
APPENDIX A - SPECIAL CONSIDERATIONS REGARDING INVESTMENT
  IN NORTH CAROLINA MUNICIPAL OBLIGATIONS ..................................  28
APPENDIX B - DESCRIPTION OF MUNICIPAL BOND RATINGS .........................  30

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The North Carolina Tax Free Bond Fund (the "Fund") dated January 1, 2002. The Fund's Prospectus may be obtained at no charge by contacting the Fund at the address and phone number shown above.

                            DESCRIPTION OF THE TRUST


The Albemarle Investment Trust (the "Trust") is a non-diversified open-end management investment company organized as a business trust under the laws of the State of Massachusetts pursuant to an Agreement and Declaration of Trust dated November 29, 1994. The Trust currently offers one series of shares called the North Carolina Tax Free Bond Fund. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's Custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information ("SAI"). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

                       INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Fund's Prospectus regarding the permitted investment and risk factors and the investment objective and policies of the Fund. Certain capitalized terms used herein are defined in the Prospectus.


DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase, which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a government issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

ADDITIONAL INFORMATION ON NORTH CAROLINA INVESTMENTS. Attached to this Additional Statement is Appendix A, "Special considerations Regarding Investment in North Carolina Municipal Obligations," which contains a discussion of investment considerations associated with North Carolina Municipal Obligations. Additional information on various types of Municipal Obligations that may be acquired by the Fund and the special risks associated with these types of investments is set forth below.

The Advisor may invest the assets of the Fund in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations, and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Healthcare facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Fund may invest in variable rate securities which are exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

ZERO COUPON BONDS. Municipal obligations in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its needs for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Advisor will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Ratings Group (or an equivalent rating by any of the other NRSROs). Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act".) The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least as equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes,

U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to a repurchase agreement. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the four highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the

Board  of  Trustees,   the  Advisor  determines  the  liquidity  of  the  Fund's
investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


FORWARD COMMITMENT & WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In connection with these investments, the Fund will direct its Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.


INVESTMENT COMPANIES. In order to achieve its investment objectives, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objectives. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company and held by the Fund would have an aggregate value in excess of 5% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, advisory, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. The Fund's portfolio turnover rate for the fiscal year ended August 31, 2001 was 1%.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

1. Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

2. Invest for the purpose of exercising control or management of another issuer;

3. Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration leases or exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

4. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws, in connection with the disposition of portfolio securities;

5. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

6. Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Make loans of money or securities, except that the Fund may invest in repurchase agreements;

9. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

10. Issue senior securities, borrow money, or pledge its assets except, that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets;

11. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

12.  Invest in restricted securities; and

13.  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts, or related options.


The Fund has a fundamental investment policy that, under normal circumstances, it will invest at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in municipal obligations issued by the State of North Carolina, its agencies and municipalities that pay interest that is exempt from both federal income tax and North Carolina personal income tax.


Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowing to comply with the limitation. While the Fund has reserved the right to make short sales "against the box," (limitation number 6, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Trust, their present position with the Trust, age and their aggregate compensation from the Trust for the fiscal year ended August 31, 2001:

                                                                   COMPENSATION
NAME                     AGE      POSITION HELD                   FROM THE TRUST
----                     ---      -------------                   --------------
Edwin B. Armstrong+      72       Trustee                             $2,550
J. Finley Lee, Jr.+      62       Trustee                             $2,550
Jon L. Vannice*          44       Trustee and Vice President            None
John B. Kuhns            47       President                             None
Lisa R. Oliverio         32       Treasurer                             None
Tina D. Hosking          33       Secretary                             None


* Mr. Vannice is an affiliated person of the Advisor, and therefore an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
+    Member of Audit Committee

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

EDWARD B. ARMSTRONG, 2506 Pineway Drive, Burlington, North Carolina 27215, is an
International   Management   Consultant.   He  is  also  a  Field  Associate  of
International Executive Services Corp. of Burlington, North Carolina.

J. FINLEY LEE, JR., 614 Croom Court, Chapel Hill, North Carolina 27514, is a Julian Price Professor of Business Administration, Emeritus, of the University of North Carolina at Chapel Hill, North Carolina.

JON L. VANNICE, 1272 Hendersonville Road, Asheville, North Carolina 28813, is President of Boys, Arnold & Company, Inc., the Advisor to the Fund.

JOHN B. KUHNS, 1272 Hendersonville Road, Asheville, North Carolina 28813, is Senior Vice President of Boys, Arnold & Company, Inc.

LISA R. OLIVERIO, 221 East Fourth Street, Suite 300, Cincinnati, Ohio, is Financial Reporting Manager of Integrated Fund Services, Inc. (a registered transfer agent).

TINA D. HOSKING, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, is Vice President and Associate General Counsel of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. (a registered broker-dealer).


AUDIT COMMITTEE. The Board of Trustees has adopted an Audit Committee composed solely of Trustees who are not interested persons of the Trust. Messrs. Armstrong and Lee constitute the Trust's Audit Committee. The Board of Trustees has adopted a Charter for the Audit Committee setting forth the Audit
Committee's structure, duties, power and method of operation. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Trustees have not appointed a compensation committee or a nominating committee. The Independent Trustees do not receive pension or retirement benefits for their service to the Fund.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of December 12, 2001, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. As of December 14, 2001, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 66.46% of the then outstanding shares of the Fund. Charles Schwab & Co., Inc. owns shares of the Fund for the benefit of individual investors. Charles Schwab & Co., Inc. may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of its outstanding shares.

                               INVESTMENT ADVISOR

Boys, Arnold & Company, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until January 1, 2003 and will be renewed annually only so long as such renewal and continuance is specifically approved by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable by the Fund without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of 0.35% of the Fund's daily average net assets. For the fiscal years ended August 31, 2001, 2000 and 1999, the Fund paid the Advisor advisory fees of $52,612, $48,035 and $47,713, respectively. The Advisor has voluntarily agreed to waive all or a portion of its fee and to reimburse certain expenses of the Fund necessary to limit total operating expenses to 0.85% of the Fund's average net assets. For the fiscal years ended August 31, 2001, 2000 and 1999, the Advisor voluntarily waived fees of $32,068, $35,812 and $41,972, respectively. The Advisor reserves the right to terminate this waiver or any reimbursement at any time in the Advisor's sole discretion.


The Advisor, organized as a North Carolina corporation, is controlled by an Employee Stock Ownership Plan, the trustees of which are John B. Kuhns, Jon L. Vannice and Thomas C. Arnold. Messrs. Kuhns, Vannice and Arnold are affiliates of the Advisor and may directly or indirectly receive benefits from the advisory fees paid to the Advisor. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

                                    BROKERAGE

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's portfolio transactions will normally be municipal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor will consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spreads or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor, as such term is defined in the 1940 Act, acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

During the past three fiscal years, no brokerage commissions were paid by the Fund.

CODE OF ETHICS. The Trust and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 act which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust and the Advisor are on public file with, and are available from, the SEC.


                ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

The Fund has retained Integrated Fund Services, Inc., referred to as Integrated, as the Fund's Transfer Agent, Administrator and Fund Accountant. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $18 per account; provided, however, that the minimum fee is $1,000 per month, per Fund. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Pursuant to an Accounting Services Agreement, Integrated also provides accounting and pricing services to the Fund. For calculating the Fund's daily net asset value, or NAV, per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, the Fund pays Integrated a fee in accordance with the following schedule:

                  Asset Size of Fund                    Monthly Fee
              ---------------------------               -----------
              $          0 - $ 50,000,000                 $2,000
                50,000,000 -  100,000,000                  2,500
               100,000,000 -  200,000,000                  3,000
               200,000,000 -  300,000,000                  4,000
               Over        -  300,000,000                  5,000*

* Subject to an additional fee of .001% per annum of average net assets during such month over $300,000,000.

In addition, Integrated is retained to provide administrative services to the Fund pursuant to an Administration Agreement. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Integrated a fee at the annual rate of 0.15% of the average value of its daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million and 0.10% of such assets in excess of $100 million; provided, however, that the minimum fee is $1,000 per month.

For the fiscal year ended August 31, 2001, the Administration received from the Fund $21,698 in administration fees, $24,000 in accounting fees and $12,000 in transfer agent fees. For the fiscal year ended August 31, 2000, the Administrator received from the Fund $20,570 in administration fees, $24,000 in accounting fees and $12,000 in transfer agent fees. For the fiscal year ended

August  31,  1999,  the   Administrator   received  from  the  Fund  $20,409  in
administration fees, $24,000 in accounting fees and $12,000 in transfer agent fees.


                           SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan (the "Plan") pursuant to which the Fund may compensate individuals, firms, banks, or investment advisors directly or indirectly for personal services and/or the maintenance of accounts of shareholders of the Fund and other shareholder liaison services not otherwise provided by the Administrator or the Custodian, including but not limited to responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request.

The expenditures to be made under the Plan and the basis for payment of such expenditures must be approved by the Board of Trustees of the Trust and may not exceed in any fiscal year 0.25% of the Fund's average annual net assets. In addition, in no event may such expenditures paid to any person who sells Fund shares exceed 0.25% per annum of the average value of such shares.

The Plan may not be amended to increase materially the amount to be spent for service fees pursuant to the Plan without shareholder approval.

The continuation of the Plan must be considered by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

During the past three fiscal years, the Fund has accrued and waived all service fees pursuant to the Plan.

                                 OTHER SERVICES

The Fifth Third Bank (the "Custodian"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian.

The firm of Deloitte & Touche, 1700 Courthouse Plaza N.E., Dayton, OH 45402, has been retained by the Board of Trustees to perform an independent audit of the books and records of the

Fund and to consult with the Fund on matters of accounting and federal and state income taxation.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time.

Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are not issued.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly, bi-monthly, quarterly or annual investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th and/or the 25th day of the month or both as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly in the months of March, June, September and December or annually as specified in the Account Application) in order to make the payments requested. Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-841-0987, or by writing to:

                      The North Carolina Tax Free Bond Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or
(b) one percent (1%) of the Fund's net assets at the beginning of such period.


TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the NAV next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day (See "Net Asset Value Determination"). An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund, and consequently to the shareholders, of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The NAV per share of the Fund is determined as of the close of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time, on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.


                           ADDITIONAL TAX INFORMATION

GENERAL TAX CONSIDERATIONS. The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and certain other income.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities, other than U.S. Government Securities or the securities of other regulated investment companies, of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of the Fund's shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of the Fund's shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates, without any deduction for distributions to its shareholders. In such event, dividend distributions, whether or not derived from interest on tax-exempt securities, would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and may be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of taxable dividends or 30% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

SPECIAL TAX CONSIDERATIONS. As indicated in the Prospectus, the Fund is designed to provide North Carolina shareholders with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking maximum capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax exempt and, therefore, would not realize any additional benefit from the dividends of the Fund being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

In addition, the Fund may not be an appropriate investment for shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed, or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. Each shareholder who may be considered a "substantial user" should consult a tax advisor with respect to whether exempt interest dividends would retain the exclusion under Section 103 of the Code if the shareholder were treated as a "substantial user" or a "related person."

The Code permits a regulated investment company which invests at least 50% of its total assets in tax-exempt obligations (obligations exempt from federal income tax) to pass through to its investors, tax-free, net tax-exempt obligations interest income. The policy of the Fund is to pay each year as dividends substantially all of the Fund's tax-exempt obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net tax-exempt obligations interest received by the Fund during the taxable year. Although exempt interest dividends are generally excludable from a shareholder's gross income for federal income tax purposes, they will be included in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes.

While the Fund does not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the shares of the Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Fund to shareholders within sixty days after the close of the Fund's taxable year.


As of August 31, 2001, the Fund had a capital loss carryforwards for federal income tax purposes of $15,622 and 106,604, which will expire on August 31, 2008 and 2009, respectively. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


While the Fund does not expect to earn any significant amount of investment company taxable income, taxable income earned by the Fund will be distributed to shareholders. In general, the investment company taxable income will be the taxable income of the Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to shareholders as ordinary income (whether paid in cash or reinvested in additional shares).

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina Municipal Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to their disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the Fund's distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations in effect on the date of this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action.

                         CALCULATION OF PERFORMANCE DATA

From time to time, the total return and yield of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes its "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                                 P(1+T)^n = ERV

     Where:    T   =  average annual total return.
               ERV =  ending  redeemable  value at the end of the period covered by the  computation of a hypothetical  $1,000 payment made at the beginning of the period.
               P   =  hypothetical initial payment of $1,000.
               n   =  period covered by the  computation,  expressed in terms of years.


The average annual total return quotations for the Fund for the one year and five year periods ended August 31, 2001 and for the period since inception (January 13, 1993) to August 31, 2001 are 9.12%, 6.09% and 5.79%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The Nonstandardized Returns of the Fund for each fiscal year since inception are as follows:

Fiscal Period Ended
-------------------
August 31, 1993          10.43%*
August 31, 1994           0.38%
August 31, 1995           8.16%
August 31, 1996           4.33%
August 31, 1997           7.71%
August 31, 1998           8.92%
August 31, 1999         - 1.36%
August 31, 2000           6.30%
August 31, 2001           9.12%


* Annualized. Inception date of the Fund was January 13, 1993.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(a-b)/cd + 1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30-day period ended August 31, 2001 was 3.86%. Tax-equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest combined marginal federal and North Carolina income tax rate for individuals (47.35%), the Fund's tax-equivalent yield for the 30-day period ended August 31, 2001 was 7.33%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Brothers Municipal Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs. Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

Advertisements and other communications may also compare the tax equivalent yield of the Fund taking into account federal income tax and North Carolina income tax to after-tax yields of certificates of deposits, bank money market accounts, money market mutual funds, and other investments over various combined federal and state tax brackets.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the SAI whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of August 31, 2001, together with the report of the independent accountants thereon, are included on the following pages.

--------------------------------------------------------------------------------
                                     [LOGO]
                              The
                                 NORTH CAROLINA
                               TAX FREE BOND FUND

                             A NO-LOAD MUTUAL FUND

--------------------------------------------------------------------------------

                                  ANNUAL REPORT

                                 August 31, 2001

--------------------------------------------------------------------------------

                                     [LOGO]
                                  BOYS, ARNOLD
                                & COMPANY, INC.

                               INVESTMENT ADVISOR
                            Post Office Drawer 5255
                            1272 Hendersonville Road
                      Asheville, North Carolina 28813-5255
                                 1.800.286.8038

                               FUND ADMINISTRATOR
                         Integrated Fund Services, Inc.
                                 P.O. Box 5354
                          Cincinnati, Ohio 45201-5354
                                 1.800.841.0987
--------------------------------------------------------------------------------

September 19, 2001

To the Shareholders of the North Carolina Tax Free Bond Fund:

We are pleased to report on the progress of your Fund for the year ended August 31, 2001.

It was another good year for municipal bond investors, and the Fund, amid a period of noticeable change. Throughout most of the fiscal year, interest rate reductions by the Federal Reserve, coupled with the desire of investors to find "safe harbors" in a period of deteriorating stock prices, buoyed most high quality bonds, particularly municipal bonds. These effects more than offset concern over the impact that lower federal income tax rates might have on tax exempt bonds. Because your Fund is composed of a high quality portfolio of North Carolina municipal bonds, it benefited in this "flight to quality" environment.

For the fiscal year ended August 31, 2001, the Fund's total return was + 9.12% (which includes both income and price change). This return compares to the average total return for the same period as the 35 North Carolina Municipal Debt Funds which increased 9.15 %, as ranked by Lipper Analytical Services, Inc. For the same time period the Lehman Brothers Municipal Bond Index, a national bond index with a lower average quality and shorter duration, increased 10.19%. The Fund's net asset value on August 31, 2001 was $11.08 per share.

The Fund maintains a diversified portfolio of high quality North Carolina municipal bonds with an average quality rating of AA+ as rated by Standard and Poor's Corporation quality ratings. The average maturity of the portfolio is 12 years with a duration of 9 years.

The terrorist attack on September 11, 2001, has many implications, the most obvious being the increased duration of the current economic downturn. Longer term, the implications of the government's stimulus to stabilize the nation's economy and strengthen our defense may have an adverse effect on long-term inflation expectations. Certainly in the near term, bond investors should experience greater comfort given the uncertainty of the economy and the war on terrorism that is underway.

The legislative budget debate in North Carolina has been in the press recently. With a balanced budget amendment in place, North Carolina has in the past maintained an AAA investment rating on State issued bonds. The current bipartisan budget debate has dragged on and created some uncertainty about whether a balanced budget would in fact be accomplished. A compromise has been reached and is pending. Final approval of both houses is needed to accomplish resolution. With this, we anticipate that the State's AAA credit rating will be maintained. The proposal includes a temporary increase in the state income tax rate for a three-year period under the presumption that the economy will recover by then.

We believe that high quality municipal bonds continue to offer investors attractive tax-free returns with relatively greater safety than can be found in most other investments. They also can offer stability to a portfolio in periods of high volatility in the stock markets. For these reasons, we feel that bonds are an attractive component of an "all-weather" portfolio. We encourage investors to take a long-term view of their investment in the Fund and to consider a plan of dollar cost averaging as a disciplined investment approach.

Thank you for your continued interest and support. We welcome your comments and suggestions.

Sincerely,


John B. Kuhns            Jon L. Vannice
President                Vice President

                     The North Carolina Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the North Carolina
        Tax Free Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

            ---------------------------------------------------------
                                                      August 31, 2001
                                                      ---------------
            The North Carolina Tax Free Bond Fund         $16,202
            Lehman Brothers Municipal Bond Index          $17,651
            ---------------------------------------------------------

            Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     The North Carolina Tax Free Bond Fund
                          Average Annual Total Returns

               1 Year         5 Years        Since Inception*
               ------         -------        ----------------
                9.12%           6.09%             5.79%
--------------------------------------------------------------------------------
* Commencement of operations was January 13, 1993.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 2001

ASSETS
     Investment securities, at value (amortized cost $14,250,305)            $ 15,038,435
     Cash                                                                           1,857
     Interest receivable                                                          205,998
     Receivable for capital shares sold                                               500
     Other assets                                                                   3,575
                                                                             ------------
          TOTAL ASSETS                                                         15,250,365
                                                                             ------------

LIABILITIES
     Dividends payable                                                              3,546
     Payable for capital shares redeemed                                           25,873
     Payable to Advisor                                                             2,388
     Payable to Administrator                                                       4,870
     Other accrued expenses and liabilities                                         8,108
                                                                             ------------
          TOTAL LIABILITIES                                                        44,785
                                                                             ------------

NET ASSETS                                                                   $ 15,205,580
                                                                             ============

NET ASSETS CONSIST OF
Paid-in capital                                                              $ 14,539,676
Accumulated net realized losses from security transactions                       (122,226)
Net unrealized appreciation on investments                                        788,130
                                                                             ------------
          NET ASSETS                                                         $ 15,205,580
                                                                             ============

Shares of beneficial interest outstanding (unlimited number of shares
     authorized, no par value)                                                  1,371,804
                                                                             ============

Net asset value, offering price and redemption price per share               $      11.08
                                                                             ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                             STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 2001

INVESTMENT INCOME
     Interest                                                                $    733,621
                                                                             ------------

EXPENSES
     Investment advisory fees                                                      50,612
     Shareholder servicing fees                                                    36,193
     Accounting services fees                                                      24,000
     Administration fees                                                           21,698
     Transfer agent fees                                                           12,000
     Custodian fees                                                                11,640
     Professional fees                                                             11,150
     Insurance expense                                                              6,814
     Pricing costs                                                                  6,443
     Trustees' fees and expenses                                                    5,222
     Postage and supplies                                                           3,934
     Reports to shareholders                                                        1,110
     Registration fees                                                                360
                                                                             ------------
          TOTAL EXPENSES                                                          191,176
     Investment advisory fees waived                                              (32,068)
     Shareholder servicing fees waived                                            (36,193)
                                                                             ------------
          NET EXPENSES                                                            122,915
                                                                             ------------

NET INVESTMENT INCOME                                                             610,706
                                                                             ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                                    678
     Net change in unrealized appreciation/depreciation on investments            675,119
                                                                             ------------
          NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        675,797
                                                                             ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $  1,286,503
                                                                             ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Year Ended       Year Ended
                                                                                    August 31,       August 31,
                                                                                       2001             2000
                                                                                   ------------     ------------
FROM OPERATIONS
     Net investment income                                                         $    610,706     $    616,706
     Net realized gains (losses) from security transactions                                 678         (122,904)
     Net change in unrealized appreciation/depreciation on investments                  675,119          329,262
                                                                                   ------------     ------------
          NET INCREASE IN NET ASSETS FROM OPERATIONS                                  1,286,503          823,064
                                                                                   ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                                        (610,706)        (616,706)
     From net realized gains from security transactions                                      --          (13,244)
                                                                                   ------------     ------------
          DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                    (610,706)        (629,950)
                                                                                   ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                                        1,248,952        3,376,543
     Net asset value of shares issued in
          reinvestment of distributions to shareholders                                 516,228          532,626
     Payment for shares redeemed                                                     (1,203,304)      (4,042,163)
                                                                                   ------------     ------------
          NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         561,876         (132,994)
                                                                                   ------------     ------------

TOTAL INCREASE IN NET ASSETS                                                          1,237,673           60,120

NET ASSETS
     Beginning of year                                                               13,967,907       13,907,787
                                                                                   ------------     ------------
     End of year                                                                   $ 15,205,580     $ 13,967,907
                                                                                   ============     ============

CAPITAL SHARE ACTIVITY
     Shares sold                                                                        116,390          327,351
     Shares issued in reinvestment of distributions to shareholders                      47,756           51,953
     Shares redeemed                                                                   (111,904)        (392,920)
                                                                                   ------------     ------------
     Net increase (decrease) in shares outstanding                                       52,242          (13,616)
     Shares outstanding, beginning of year                                            1,319,562        1,333,178
                                                                                   ------------     ------------
     Shares outstanding, end of year                                                  1,371,804        1,319,562
                                                                                   ============     ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                    Year Ended August 31,
                                                                 ------------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 --------     --------     --------     --------     --------

NET ASSET VALUE AT BEGINNING OF YEAR                             $  10.59     $  10.43     $  11.11     $  10.63     $  10.32
                                                                 --------     --------     --------     --------     --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income                                           0.46         0.46         0.44         0.45         0.47
     Net realized and unrealized gains (losses) on investments       0.49         0.17        (0.58)        0.48         0.31
                                                                 --------     --------     --------     --------     --------
          TOTAL FROM INVESTMENT OPERATIONS                           0.95         0.63        (0.14)        0.93         0.78
                                                                 --------     --------     --------     --------     --------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                     (0.46)       (0.46)       (0.44)       (0.45)       (0.47)
     From net realized gains from security transactions                --        (0.01)       (0.10)          --           --
                                                                 --------     --------     --------     --------     --------
          TOTAL DISTRIBUTIONS                                       (0.46)       (0.47)       (0.54)       (0.45)       (0.47)
                                                                 --------     --------     --------     --------     --------

NET ASSET VALUE AT END OF YEAR                                   $  11.08     $  10.59     $  10.43     $  11.11     $  10.63
                                                                 ========     ========     ========     ========     ========

TOTAL RETURN                                                         9.12%        6.30%       (1.36%)       8.92%        7.71%
                                                                 ========     ========     ========     ========     ========

NET ASSETS AT END OF YEAR (000's)                                $ 15,206     $ 13,968     $ 13,908     $ 12,436     $  9,954
                                                                 ========     ========     ========     ========     ========

RATIO OF EXPENSES TO AVERAGE NET ASSETS
     Before expense reimbursements and waived fees                   1.32%        1.36%        1.41%        1.42%        1.68%
     After expense reimbursements and waived fees                    0.85%        0.85%        0.85%        0.83%        0.85%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                 4.22%        4.50%        4.08%        4.15%        4.49%

PORTFOLIO TURNOVER RATE                                                 1%          19%           5%          36%          20%

See accompanying notes to financial statements.

                      The North Carolina Tax Free Bond Fund

                            Portfolio of Investments

                                 August 31, 2001

                                                          Principal  Interest    Maturity       Value
                                                            Amount     Rate        Date        (note 1)
                                                             ($)                                  ($)

Municipal Obligations - 95.1%
 Appalachian State University, North Carolina
    Utility System Revenue                                 150,000      5.90%    05-15-08         164,438

 Asheville, North Carolina
    Water System Revenue                                   150,000      5.50%    08-01-11         162,136

 Buncombe County, North Carolina
    Certificate of Participation                           500,000      5.00%    12-01-12         525,840

 Buncombe County, North Carolina
    Solid Waste System Special Obligation Revenue          200,000      5.60%    03-01-11         215,632

 Cabarrus County, North Carolina
    General Obligation                                     250,000      5.40%    02-01-17         264,405

 Charlotte, North Carolina
    General Obligation                                     250,000      5.25%    02-01-08         267,428

 Charlotte, North Carolina
    Law Enforcement Facilities Project Series A            125,000      6.10%    12-01-15         133,248
    Certificate of Participation

 Charlotte, North Carolina
    Public Improvements                                    400,000      5.30%    04-01-08         426,960

 Charlotte, North Carolina
    Storm Water Revenue                                    500,000      6.00%    06-01-20         557,485

 Charlotte, North Carolina
    Water & Sewer General Obligation                       400,000      5.60%    05-01-20         446,336

 Cumberland County, North Carolina
    Hospital Facilities Revenue                            500,000      5.25%    10-01-11         527,255

 Currituck County, North Carolina
    General Obligation                                     300,000      5.40%    04-01-14         316,155

 Duke University Hospital
    Community Hospital Revenue                             500,000      5.25%    06-01-17         509,205

 Durham, North Carolina
    General Obligation Revenue                             200,000      5.80%    02-01-12         214,596

 Fayetteville, North Carolina
    Public Works Revenue                                   500,000      5.10%    03-01-15         518,340

 Gaston County, North Carolina
    General Obligation                                     500,000      5.00%    03-01-17         517,710

 Gaston, North Carolina
    Memorial Hospital Project Revenue                      600,000      5.50%    02-15-15         620,706

 Gastonia, North Carolina
    Police Station Project Certificate of Participation    100,000      5.70%    08-01-15         106,127

 Gastonia, North Carolina
    Street Improvements General Obligation                 200,000      5.50%    05-01-13         216,244


                      The North Carolina Tax Free Bond Fund

                            Portfolio of Investments

                                 August 31, 2001

                                                          Principal  Interest    Maturity       Value
                                                            Amount     Rate        Date        (note 1)
                                                             ($)                                  ($)

Municipal Obligations - 95.1%
Gastonia, North Carolina
   Street Improvements General Obligation                  400,000      5.50%    05-01-16         428,080

Greensboro, North Carolina
   General Obligation Unlimited                            500,000      5.00%    03-01-12         523,210

Johnston County, North Carolina
   General Obligation                                      300,000      5.00%    05-01-18         308,871

Lincolnton, North Carolina
   Enterprise System Revenue                               200,000      5.38%    05-01-16         210,480

Mecklenburg County, North Carolina
   Public Improvement General Obligation                   200,000      5.50%    04-01-11         216,614

Morganton, North Carolina
   Water & Sewer General Obligation Revenue                500,000      5.70%    06-01-13         535,050

North Carolina Central University
   Housing System Revenue                                  200,000      5.80%    11-01-17         215,532

North Carolina Educational Facilities Finance Agency
   Elon College Project Revenue                            100,000      6.38%    01-01-14         103,176

North Carolina Housing Finance Agency
   Home Ownership Series 2-B Revenue                       500,000      5.10%    07-01-17         508,230

North Carolina Housing Finance Agency
   Home Ownership Series 6-B Revenue                       400,000      5.45%    01-01-11         429,852

North Carolina Housing Finance Agency
   Multifamily Series A Revenue                             95,000      5.80%    07-01-13          99,855

North Carolina Municipal Power Agency
   Number 1 - Catawba Electric Revenue                     100,000      6.00%    01-01-09         113,003

North Carolina Municipal Power Agency
   Number 1 - Catawba Electric Revenue                     100,000      5.75%    01-01-15         103,298

North Carolina State
   Clean Water Series A General Obligation                 100,000      5.80%    06-01-04         109,483

North Carolina State University
   Centennial Campus Series B Revenue                      500,000      5.13%    12-15-16         515,010

Piedmont Triad Airport Authority
   North Carolina Series A Revenue                         300,000      5.63%    07-01-14         328,119

Piedmont Triad Airport Authority
   North Carolina Series A Revenue                         200,000      5.88%    07-01-19         218,690

Pitt County, North Carolina
   Memorial Hospital Revenue                               500,000      5.25%    12-01-12         529,430

Pitt County, North Carolina
   Memorial Hospital Revenue                               100,000      5.50%    12-01-15         106,883


                      The North Carolina Tax Free Bond Fund

                            Portfolio of Investments

                                 August 31, 2001

                                                          Principal  Interest    Maturity       Value
                                                            Amount     Rate        Date        (note 1)
                                                             ($)                                  ($)

Municipal Obligations - 95.1%
 Raleigh, North Carolina
   General Obligation                                      500,000      5.25%    06-01-13         531,015

University of North Carolina
   General Obligation Revenue                              500,000      5.40%    05-15-09         556,925

Wake Forest University
   Finance Agency Revenue                                  500,000      5.00%    11-01-17         511,405

Wilmington, North Carolina
   Water & Sewer System Revenue                            400,000      5.40%    06-01-13         436,368

Winston-Salem, North Carolina
   General Obligation                                      100,000      5.50%    06-01-12         106,640

Total Municipal Obligations - 95.1% (amortized cost $13,667,335)                             $ 14,455,465

Cash Equivalents - 3.8%
 Federated North Carolina Municipal Money Market Portfolio
    (amortized cost $582,970)                                                                $    582,970

Total Value of Investment Securities - 98.9% (amortized cost $14,250,305) (a)                $ 15,038,435

Other Assets in Excess of Liabilities - 1.1%                                                      167,145

Net Assets - 100.0%                                                                          $ 15,205,580

(a) As of August 31, 2001, the cost of investment securities for federal income tax purposes was the same as that shown for financial statement purposes. Net unrealized appreciation of $788,130 was comprised of gross unrealized appreciation and depreciation of $788,130 and $, respectively.

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2001

1.   SIGNIFICANT ACCOUNTING POLICIES

The North Carolina Tax Free Bond Fund (the Fund) is a no-load, non-diversified series of Albemarle Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940 and organized in 1992 as a Massachusetts business trust. The Fund began operations on January 13, 1993.

The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital and to protect the value of the portfolio against the effects of inflation. The Fund invests primarily in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic and legislative developments in the state of North Carolina.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Municipal obligations are valued by an independent pricing service which generally utilizes a computerized matrix system with consideration given to security quality, maturity, coupon, call features and the latest trading developments. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the security is valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price per share and the redemption price per share are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. The Fund may purchase securities on a when issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2001

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders. For the year ended August 31, 2001, the Fund has designated 100% of its distributions paid to shareholders from net investment income as exempt-interest dividends for federal income tax purposes.

As of August 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $15,622 and $106,604, which will expire on August 31, 2008 and 2009, respectively. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost  of  purchases  and  proceeds  from  sales  and  maturities  of  investment
securities,  other  than  short-term  investments,   amounted  to  $289,799  and
$198,856, respectively, for the year ended August 31, 2001.

3.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Boys, Arnold & Company, Inc. (the Advisor), or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Advisor under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The Advisor currently intends to voluntarily waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 0.85% of its average daily net assets. For the year ended August 31, 2001, the Advisor waived $32,068 of its investment advisory fees.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2001

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of the next $50 million of such net assets; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement with the Trust, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING PLAN
Under the terms of a Shareholder Servicing Plan (the Plan), the Fund may incur certain expenses for the compensation of persons providing ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by IFS. The basis for amounts paid under the Plan must be approved by the Board of Trustees and may not exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2001, the Fund incurred and waived $36,193 of shareholder servicing fees under the Plan.

4.   ADOPTION OF NEW AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"), as revised, effective September 1, 2001. This Guide requires the Fund begin amortizing premiums and discounts on debt securities. Prior to this date, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of August 31, 2001. Management expects no material adjustments to the financial statements as a result of adopting these provisions.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (the "Fund"), a series of Albemarle Investment Trust, including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dayton, Ohio
October 5, 2001

                                   APPENDIX A
                 SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN
                      NORTH CAROLINA MUNICIPAL OBLIGATIONS

     The concentration of investments in North Carolina Municipal Obligations by the Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina and does not purport to be a complete description of the economical and financial conditions in North Carolina. This information has not, however, been updated nor will it be updated during the year. The Trust has not independently verified this information.

     The State of North Carolina has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.


     North Carolina's economy continues to be strong and diversified among the finance, services, manufacturing and trade sectors. During the past three years, the state has faced many fiscal challenges due to a series of onetime events and lower-than-expected revenue growth, which have seriously affected its general funds. The state's unemployment rate was 5.0% in August 2001, slightly above the national average of 4.0% in August 2001 and up from the state's 3.8% rate in August 2000. Per capita income in 2000 was $27,837, approximately 91% of the national average of $30,091.

     North Carolina ended fiscal 2000 with an $857.0 million deficit, reducing the total general fund balance to $265.7 million. To date, fiscal 2001 has been equally challenging for the state, given a budgetary gap of close to $790.8 million driven by revenue shortfalls, increased Medicaid expenses and various state lawsuit settlements. North Carolina has passed its 2002-2003 biennium budget, the 2002 budget totals $14.5 billion, as represents a 4% increase over the prior year's budget. The passage of the biennium budget posed a challenge to legislators as they needed to create revenue enhancements to meet a growing budget and to replace reserves depleted during the prior year's deficit spending. During fiscal years 1999-2001, the state's finances came under heavy pressure due to a series of onetime events, including a $1.2 billion lawsuit judgement against the state, damages incurred from Hurricane Floyd, the impact of tax cuts during the past several years, and revenue shortfalls experienced during fiscal 2001. The cumulative effect of these events caused the general fund balance to decrease to $265.0 million at fiscal year-end 2000 from $1.6 billion at fiscal year-end 1998. Audited financials for fiscal 2001 are not yet available, but preliminary numbers indicate a total general fund cash balance on a

GAAP basis of negative $31.1 million. The fund balance on a budgetary basis, however, equals $875.9 million, including the $157.5 million rainy day reserve fund. The state's fiscal 2001 budget was balanced through approximately $604.6 million of expenditure reductions and $111.3 million drawn upon from special revenue funds, however, the rainy day fund was not accessed.

     Despite the state's fiscal challenges, its debt burden remains very low at $387 on a per capita basis, with all GO debt fully amortized in 20 years. As of August 31, 2001, Moody's, Standard & Poor's and Fitch all carried AAA ratings on the state's general obligation debt. These rating reflect the state's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

The ratings of the NRSROs (including Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc.) represent each firm's opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description of each rating category by the NRSROs:

                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.
-    High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated PRIME-2 OR P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                         STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE DEBT

AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE: The foregoing ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

S&P's commercial paper ratings is a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1: This designation indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                          FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE DEBT

The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

MUNICIPAL SHORT-TERM OBLIGATIONS

The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

COMMERCIAL PAPER

Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                           ALBEMARLE INVESTMENT TRUST

PART C.  OTHER INFORMATION
-------  -----------------

Item 23.  Exhibits

          (a)       Amended and Restated Declaration of Trust*

          (b)       Bylaws*

          (c)       Incorporated by reference to Declaration of Trust and Bylaws

          (d)       Investment Advisory Agreement*

          (e)       Inapplicable

          (f)       Inapplicable

          (g)       Custody Agreement with Fifth Third Bank*

          (h)(i) Administrative Agreement with Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

            (ii) Accounting Services Agreement with Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

           (iii)    Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency   Agreement  with  Integrated  Fund  Services,   Inc.
                    (formerly Countrywide Fund Services, Inc.)*

          (i)       Opinion and Consent of Counsel*

          (j)       Opinion and Consent of Independent Auditor

          (k)       Inapplicable

          (l)       Agreement Relating to Initial Capital*

          (m)       Shareholder Servicing Plan*

          (n)       Inapplicable

          (o)       Inapplicable

          (p) Code of Ethics of Albemarle Investment Trust and Boys, Arnold & Company, Inc.*
----------------------------

* Incorporated by reference to the Trust's registration statement on Form N-1A.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          No person is controlled by or under common control with Registrant.

Item 25.  Indemnification.
-------   ---------------

          The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

          The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

          No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

Item 26.  Business and Other Connections of the Investment Adviser.
-------   --------------------------------------------------------

          See the Statement of Additional Information section entitled "Management of the Fund-Trustees and Officers" and the Investment Advisor's Form ADV filed with the Commission for the activities and affiliations of the officers and directors of the Investment Advisor of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.

Item 27.  Inapplicable.
-------

Item 28.  Location of Accounts and Records.
-------   --------------------------------

          All accounts books and records and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located 1272 Hendersonville Road, Asheville, North Carolina 28813 or at the offices of Registrant's transfer agent located 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A and B
-------   --------------------------------------------------

          Inapplicable

Item 30.  Undertakings.
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Asheville, and State of North Carolina, on the 31st day of December, 2001.

                                        ALBEMARLE INVESTMENT TRUST


                                        By: /s/ John B. Kuhns
                                            ------------------------
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                          Title           Date
   ---------                          -----           ----


/s/ John B. Kuhns                     President       December 31, 2001
----------------------
John B. Kuhns


/s/ Lisa R. Oliverio                  Treasurer       December 31, 2001
----------------------
Lisa R. Oliverio


/s/ Jon L. Vannice                    Trustee         December 31, 2001
----------------------
Jon L. Vannice


                                      Trustee         By: /s/ Tina D. Hosking
----------------------                                    ----------------------
Edwin B. Armstrong*                                       Tina D. Hosking
                                                          Attorney-in-Fact*
                                                          December 31, 2001
                                      Trustee
----------------------
J. Finley Lee, Jr.*

                                INDEX TO EXHIBITS
                                -----------------

(a)       Agreement and Restated Declaration of Trust*

(b)       Bylaws*

(c)       Incorporated by reference to Declaration of Trust and Bylaws

(d)       Investment Advisory Agreement*

(e)       Inapplicable

(f)       Inapplicable

(g)       Custody Agreement with Fifth Third Bank*

(h)(i) Administration Agreement with Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

  (ii) Accounting Services Agreement with Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

 (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

(i)       Opinion and Consent of Counsel*

(j)       Opinion and Consent of Independent Auditors

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m)       Shareholder Servicing Plan*

(n)       Inapplicable

(o)       Inapplicable

(p)       Code of  Ethics of  Albemarle  Investment  Trust  and  Boys,  Arnold &
          Company, Inc.*

----------------------------

* Incorporated by reference to the Trust's registration statement on Form N-1A.